Janus Henderson Responsible International Dividend Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 94.7%
Automobiles – 2.3%
Stellantis NV	142,984	$2,601,487
Banks – 4.0%
BAWAG Group AG (144A)*	45,893	2,231,340
ING Groep NV	195,814	2,329,397
		4,560,737
Beverages – 1.6%
Coca-Cola Co	29,548	1,832,862
Capital Markets – 1.0%
CME Group Inc	6,059	1,160,420
Chemicals – 1.5%
Air Products & Chemicals Inc	6,037	1,733,887
Communications Equipment – 1.0%
Cisco Systems Inc	21,452	1,121,403
Diversified Financial Services – 1.1%
Fidelity National Information Services Inc	23,110	1,255,566
Diversified Telecommunication Services – 5.2%
Deutsche Telekom AG	154,461	3,740,836
TELUS Corp	106,172	2,108,040
		5,848,876
Electrical Equipment – 4.3%
nVent Electric PLC	26,699	1,146,455
Schneider Electric SE	22,419	3,747,411
		4,893,866
Electronic Equipment, Instruments & Components – 0.9%
Corning Inc	29,766	1,050,144
Food Products – 4.3%
Nestle SA (REG)	40,253	4,915,301
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	14,290	1,152,060
Household Durables – 1.6%
Sony Corp	19,900	1,809,398
Insurance – 8.9%
AIA Group Ltd	290,200	3,049,320
AXA SA	110,903	3,390,746
Direct Line Insurance Group PLC	416,156	708,419
Zurich Insurance Group AG	6,112	2,925,337
		10,073,822
Machinery – 5.7%
Sandvik AB	157,105	3,339,923
Volvo AB	152,124	3,138,866
		6,478,789
Multi-Utilities – 2.1%
National Grid PLC	172,911	2,346,643
Paper & Forest Products – 1.0%
UPM-Kymmene Oyj*	33,223	1,115,576
Personal Products – 3.8%
Unilever PLC	81,955	4,238,212
Pharmaceuticals – 17.4%
AstraZeneca PLC	25,661	3,561,160
Bristol-Myers Squibb Co	15,344	1,063,493
GSK PLC	128,763	2,296,156
Merck & Co Inc	9,426	1,002,832
Novartis AG	31,213	2,866,289
Novo Nordisk A/S	23,793	3,776,185
Roche Holding AG	9,513	2,723,245
Sanofi	22,404	2,439,616
		19,728,976
Professional Services – 4.1%
RELX PLC	143,215	4,637,162
Semiconductor & Semiconductor Equipment – 9.1%
MediaTek Inc	136,000	3,550,376
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	39,745	3,697,080
Tokyo Electron Ltd	25,200	3,081,599
		10,329,055
Software – 5.4%
Microsoft Corp	10,298	2,968,913
SAP SE	24,864	3,127,530
		6,096,443

Shares		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 1.5%
Crown Castle International Corp	12,747	$1,706,058
Textiles, Apparel & Luxury Goods – 3.2%
Cie Financiere Richemont SA (REG)	22,465	3,602,143
Wireless Telecommunication Services – 2.7%
Tele2 AB	306,761	3,057,209
Total Common Stocks (cost $86,427,616)		107,346,095
Preferred Stocks– 2.0%
Technology Hardware, Storage & Peripherals – 2.0%
Samsung Electronics Co Ltd((cost $1,899,474)	53,155	2,219,921
Investment Companies– 1.8%
Money Markets – 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $2,049,874)	2,049,465	2,049,874
Total Investments (total cost $90,376,964) – 98.5%		111,615,890
Cash, Receivables and Other Assets, net of Liabilities – 1.5%		1,713,973
Net Assets – 100%		$113,329,863

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$21,540,123	19.3%
Switzerland	17,032,315	15.3
Netherlands	11,204,771	10.0
France	9,577,773	8.6
Sweden	9,535,998	8.5
Taiwan	7,247,456	6.5
Germany	6,868,366	6.2
United Kingdom	6,616,222	5.9
Japan	4,890,997	4.4
Denmark	3,776,185	3.4
Hong Kong	3,049,320	2.7
Italy	2,601,487	2.3
Austria	2,231,340	2.0
South Korea	2,219,921	2.0
Canada	2,108,040	1.9
Finland	1,115,576	1.0

Total	$111,615,890	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$71,392	$339	$(385)	$2,049,874

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	4,362,647	32,479,569	(34,792,296)	2,049,874

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $2,231,340, which represents 2.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Beverages	$1,832,862	$-	$-
Capital Markets	1,160,420	-	-
Chemicals	1,733,887	-	-
Communications Equipment	1,121,403	-	-
Diversified Financial Services	1,255,566	-	-
Diversified Telecommunication Services	2,108,040	3,740,836	-
Electrical Equipment	1,146,455	3,747,411	-
Electronic Equipment, Instruments & Components	1,050,144	-	-
Health Care Equipment & Supplies	1,152,060	-	-
Pharmaceuticals	2,066,325	17,662,651	-
Semiconductor & Semiconductor Equipment	3,697,080	6,631,975	-
Software	2,968,913	3,127,530	-
Specialized Real Estate Investment Trusts (REITs)	1,706,058	-	-
All Other	-	49,436,479	-
Preferred Stocks	-	2,219,921	-
Investment Companies	-	2,049,874	-
Total Assets	$22,999,213	$88,616,677	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70261 05-23